Exhibit 99.1

INVESTOR PRESENTATION 20 16 First Quarter Nasdaq: MYRG

Forward - Looking Statements Various statements in this communication, including those that express a belief, expectation, or intention, as well as those tha t are not statements of historical fact, are forward - looking statements. The forward - looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenue, income, capital spending, segment improvements and investments. Forward - lo oking statements are generally accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “objective,” “outlook, ” “ plan,” “project,” “likely,” “unlikely,” “possible,” “potential,” “should” or other words that convey the uncertainty of future events or outcomes. The fo rwa rd - looking statements in this communication speak only as of the date of this communication; we disclaim any obligation to update these statements (un les s required by securities laws), and we caution you not to rely on them unduly. We have based these forward - looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently sub ject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to pre dict and many of which are beyond our control. No forward - looking statement can be guaranteed and actual results may differ materially from those projected . Forward - looking statements in this communication should be evaluated together with the many uncertainties that affect MYR Group’s business, p art icularly those mentioned in the risk factors and cautionary statements in Item 1A of MYR Group’s most recent Annual Report on Form 10 - K, and in any risk factors or cautionary statements contained in MYR Group’s Quarterly Reports on Form 10 - Q or Current Reports on Form 8 - K. MYR Group Inc. Contact : Betty R. Johnson, Chief Financial Officer, 847 - 290 - 1891, investorinfo@myrgroup.com Investor Contact : Kristine Walczak , Dresner Corporate Services, 312.726.3600, kwalczak@dresnerco.com Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix │ Page 2 Investor Presentation │ May │ © 2016MYRGROUPINC . SAFE HARBOR STATEMENT

Company Overview Strategy Market Overview Financial Performance Investment Outlook Appendix │ Page 3 Investor Presentation │ May │ © 2016MYRGROUPINC . TABLE OF CONTENTS Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

│ Page 4 Investor Presentation │ May │ ©2016MYRGROUPINC. MYR: A MARKET LEADER POSITIONED FOR GROWTH Strong Market Position x Leader in Transmission & Distribution (T&D) – national x Growing presence in Commercial and Industrial (C&I) – regional x Broad geographic footprint with a strong presence in key growth markets x Nationwide network of more than 4,000 highly skilled employees that have built long - standing customer relationships Favorable Industry Dynamics Support Growth x Current and planned spending by utilities and transmission developers remain at historic highs x Competitive transmission solicitations spurred by the FERC 1000 ruling x Growing need for additional transmission to deliver new generation of natural gas and renewable energy resources to load centers Numerous Competitive Differentiators x Superior performance on key operating metrics (safety, utilization, service/customer responsiveness) x Large, modern, centralized fleet, including extensive specialized equipment Solid Financial Performance x Growing revenues x Top performer with respect to return on investment metrics x Stable balance sheet to support growth Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

Transmission & Distribution T&D Commercial & Industrial C&I │ Page 5 • Transmission up to 765kV • Overhead Distribution • Underground Distribution • Foundations & Caissons • Directional Boring • Substation & Collector Systems • EPC Services • PCS / Cellular Towers • Emergency Storm Response • Fiber Optics • Educational / Medical Centers • Airports / Airfield Lighting • Data Centers • Bridge , Roadway, Tunnel Lighting • Government & Office Buildings • Building Automation & Controls • Telecommunications • Transportation / Traffic Signalization • Voice, Data & Video Systems • Industrial Facilities • Water & Wastewater Treatment Plants • Renovations and Major Additions • Technical Services Investor Presentation │ May │ ©2016MYRGROUPINC. COMPREHENSIVE NORTH AMERICAN SERVICE OFFERINGS Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix $150 $158 $170 $180 $244 $267 $- $100 $200 $300 $400 2010 2011 2012 2013 2014 2015 Millions C&I Revenue C&I Revenue 12.3% CAGR $448 $622 $829 $722 $700 $795 $- $200 $400 $600 $800 $1,000 2010 2011 2012 2013 2014 2015 Millions T&D Revenue T&D Revenue 12.2% CAGR

Leverage MYR’s market leading position and three - pronged approach to deliver higher growth and higher value │ Page 6 Investor Presentation │ May │ ©2016MYRGROUPINC. FUTURE GROWTH AND VALUE CREATION OPPORTUNITIES Organic Growth Strategic Acquisitions Prudent Capital Return Expand in new and existing markets that align with MYR’s core capabilities Continue to evaluate targeted, strategic acquisitions to expand business and hone operating expertise Recently approved a $75 million increase to share repurchase program • Strategic expansion of MYR’s geographic footprint into new markets • Invest in additional fleet and labor resources to expand capacity • Leverage extensive bid knowledge and long - term customer relationships Organic Growth • Search for and evaluate strategic opportunities that achieve long - term growth objectives and leverage our core capabilities • Focus on acquisitions that meet clear, long - term return thresholds and are compatible with MYR’s own values and culture • Focus on integration of processes, people, technology and equipment Strategic Acquisitions • Active share buyback program • Increased capacity by $75 million to $142.5 million and modified provisions to accelerate pace of share repurchases in February 2016 • As of 05/03/16, a total of 3,952,606 shares have been repurchased at an average price of $23.42 per share. Prudent Capital Return Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

Company Overview | Strategy | Market Overview | Financial Performance | Investment Outlook | Appendix

NORTH AMERICAN COVERAGE

MYR Group's Strong Competitive Advantage

- ✓ MYR added 12 new locations in 2015, including 4 locations that were added through two acquisitions
- ✓ Modern fleet ensures limited downtime
- ✓ Centrally located fleet allows for greater efficiency and leverage of resources to effectively service nationwide footprint
- ✓ Fleet investments = scale and specialized equipment to execute projects of all sizes and complexity

MYR Office Locations


CANADA
KEY TO OFFICE LOCATIONS
Existing MYR Group Offices
2015 MYR Group Organic Office Expansion
2015 Acquired Office Expansion

New Organic C&I Locations:
Las Vegas, NV
Monument, CO
Seattle, WA
Windsor, Ontario

New Acquired C&I Locations:
Westbrook, ME

New Organic T&D Locations:
Chino, CA
Corpus Christi, TX
Topeka, KS
Windsor, Ontario
Winnipeg, Manitoba

New Acquired T&D Locations:
Auburn, ME
Bloomfield, CT
Morgan, UT

Investor Presentation | May | ©2016MYRGROUPINC. | Page 7

│ Page 8 • On February 10, 2016 the Board approved amendments to MYR’s Repurchase Program to increase its capacity by $75 million, modify its provisions to accelerate the pace of share repurchases and extended the term through April 30, 2017. The amendments increased the overall size of the Repurchase Program to $ 142.5 million . Investor Presentation │ May │ ©2016MYRGROUPINC. EXECUTING ON MYR’S CAPITAL RETURN STRATEGY Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix $0.8 $9.8 $5.1 $1.8 $ - $6.9 $18.3 $26.7 $23.3 $49.8 $10.5 $15.6 $17.5 $17.5 $24.3 $42.7 $69.4 $92.6 $142.5 $- $20 $40 $60 $80 $100 $120 $140 $160 2014-Q2 2014-Q3 2014-Q4 2015-Q1 2015-Q2 2015-Q3 2015-Q4 2016-Q1 2016-Q2 Remain Auth. Millions Qtr $ Cumulative $ As of 05/03/16, a total of 3,952,606 shares have been repurchased at an average price of $23.42 per share.

│ Page 9 Investor Presentation │ May │ ©2016MYRGROUPINC. Geographic Expansion Enhance End Market Exposure Service Offering Expansion Grow Skilled Workforce 2015 ACQUISITIONS Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix • Expanded presence in the western and midwestern U.S. electric T&D market • Establishes office in Morgan, UT • Full - service high voltage electrical contractor • Offers full - range of capabilities related to transmission, distribution and substation construction • Strengthens position to capture new T&D projects and clients throughout the West and Midwest • Extensive experience in the high voltage electrical construction industry • Expanded presence in the northeastern U.S . electrical market • Establishes offices in Westbrook, ME and Auburn, ME • Strengthens electric T&D footprint in the northeast region • Significant substation expertise • Establishes C&I offering in the region • Strengthens position in the northeast, a region with excellent near and long - term growth potential • Highly experienced management team and skilled workforce

│ Page 10 Source: U.S. Department of Energy | August 2015 Transmission Data Review Miles of Planned Transmission Lines Expected to be completed by 2019 “Planned […] refers to projects where: (a ) Permits have been approved (b ) A design is complete, or (c ) The project is necessary to meet a regulatory requirement” Investor Presentation │ May │ ©2016MYRGROUPINC. T&D MARKET CONDITIONS REMAIN FAVORABLE Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

│ Page 11 Source: The C Three Group, North American Electric Distribution Market Forecast 2008 - 2020, September 2015 Historical and Projected Transmission Investment (Nominal Dollars) Source: EEI Actual and Planned Transmission Investments By Investor - Owned Utilities (2009 - 2018) Oct. 2015 “The nation’s investor - owned electric companies have invested a record $19.5 billion in electric transmission infrastructure in 2014. EEI members are projected to spend a total of $85 billion over the forecast period.” Transmission spending by electrical utilities driven by System Reliability Aging Electric Grid Connecting Renewables Plant Retirements Investor Presentation │ May │ ©2016MYRGROUPINC. T&D MARKET CONDITIONS REMAIN FAVORABLE Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix U.S . investor - owned utilities project there should be a significant uptick from 2015 to 2016, and this growth should remain relatively constant for the remainder of the decade . Drivers for additional distribution spending Reliability Upgrades Aging Infrastructure Storm Hardening Housing Starts

Company Overview | Strategy | Market Overview | Financial Performance | Investment Outlook | Appendix

C&I MARKET IS GROWING…

C&I's Strong $141.2MM Backlog is Driven by:

- Hospitals
- Data Centers
- Airport Projects
- Transportation Work
- Aerospace
- Water / Waste Water Upgrades


Associated General Contractors of America:
"Private nonresidential spending fell 2.1% for the month but rose 11.8% from a year earlier. Public construction spending increased 1.9% from a month before and 3.9% from 12 months earlier."
Source: AGC's Data DIGest • Jan. 28-Feb. 2, 2016


Dodge Momentum Index
(Year 2000=100)
200
175
150
125
100
75
50
03 04 05 06 07 08 09 10 11 12 13 14 15 16

Dodge Momentum Index – by McGraw-Hill Construction

- 12 month leading indicator of construction spending for nonresidential building
- 91% correlation between construction planning reports and the US Commerce Department's Put in Place spending over the past 10 years

Dodge Momentum Index *- The Dodge Momentum Index rose to 116.5 (2000=100) in April, up 0.6% from its March reading of 115.8 according to Dodge Data & Analytics. Compared to the same month a year ago, the Momentum Index in April is essentially even due to a subdued pace for commercial planning. Meanwhile, the institutional index is experiencing some volatility on a month-to-month basis, but recovery is continuing and it is now 7% higher than one year ago.*

Source: McGraw Hill Construction Press Release May 6, 2016

Investor Presentation | May | ©2016MYRGROUPINC. | Page 12

│ Page 13 Investor Presentation │ May │ ©2016MYRGROUPINC. STRONG LONG - TERM FINANCIAL PERFORMANCE Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix $597 $780 $999 $903 $944 $1,062 $1,071 $- $200 $400 $600 $800 $1,000 $1,200 2010 2011 2012 2013 2014 2015 2016 Q1 LTM Millions Revenue by Work Type Trans. Dist. C&I 11.8% CAGR $386 $398 $409 $434 $398 $411 $425 $451 $435 $0 $100 $200 $300 $400 $500 1 2 3 4 1 2 3 4 1 2014 2015 2016 Millions Backlog Backlog 6.2% CAGR $43 $49 $81 $85 $92 $83 $76 $- $20 $40 $60 $80 $100 2010 2011 2012 2013 2014 2015 2016 Q1 LTM Millions EBITDA Trend EBITDA 11.6% CAGR $0.78 $0.87 $1.60 $1.61 $1.69 $1.30 $1.06 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 2010 2011 2012 2013 2014 2015 2016 Q1 LTM Diluted EPS Diluted EPS 6.0% CAGR

Source : S&P Capital IQ │ Page 14 Investor Presentation │ May │ ©2016MYRGROUPINC. Three - pronged approach to capital allocation – including investing in organic growth, strategic acquisitions and capital returns – has driven strong financial performance Successful Execution of Strategy Expects increased free cash flow resulting from new financing activities to be used to support growth initiatives and share repurchase program Invested in specialty equipment in 2011 – 2015 which contributed to organic top - line revenue growth INVESTMENT IN CAPEX SUPPORTED GROWTH INITIATIVES Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix $21.9 $42.3 $37.2 $42.7 $39.0 $46.6 $34.0 0.0% 5.0% 10.0% 15.0% 20.0% $0 $25 $50 2010 2011 2012 2013 2014 2015 2016 Q1 LTM Millions CAPEX Investment CAPEX Spend CAPEX % of Rev

• Little off - balance - sheet leverage • Limited goodwill • Steady growth in tangible net worth • Strong liquidity position • Substantial bonding capacity │ Page 15 Investor Presentation │ May │ ©2016MYRGROUPINC. BALANCE SHEET STRENGTH TO SUPPORT ADDITIONAL GROWTH AND SHARE REPURCHASES Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix $(100) $(50) $- $50 $100 $150 $200 $250 $300 2010 2011 2012 2013 2014 2015 2016 Q1 Millions Total Liquidity Credit Facility Cash LOC Bank Debt Total Liquidity $4.71 $5.59 $6.48 $7.52 $9.30 $11.11 $12.58 $12.90 $12.57 $- $2 $4 $6 $8 $10 $12 $14 $16 2008 2009 2010 2011 2012 2013 2014 2015 2016 Tangible Book Value Per Diluted Share

PEER GROUP SEGMENT INFORMATION Source : S&P Capital IQ | LTM 2016 │ Page 16 Investor Presentation │ May │ © 2016MYRGROUPINC . Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix MYR Group Quanta Willbros MasTec EMCOR ($ in Millions) LTM Revenue & YOY Growth % Electric T&D 788.6$ 8.5% 4,884.0$ -7.0% 389.9$ 6.2% 311.8$ -39.3% C&I 282.5$ 15.0% 3,587.3$ 4.5% All Other Segments 2,540.8$ -3.0% 467.7$ -57.5% 3,867.4$ -6.7% 3,287.2$ 10.0% LTM Revenue 1,071.2$ 10.1% 7,424.8$ -5.7% 857.7$ -37.3% 4,179.2$ -10.3% 6,874.5$ 7.0% Electric T&D Comparison % of Total Revenue 73.6% 65.8% 45.5% 7.5% 0.0% Operating Income (T&D) 57.0$ 7.2% 340.7$ 7.0% (4.0)$ -1.0% (113.0)$ -36.2% -$ C&I Comparison % of Total Revenue 26.4% 0.0% 0.0% 0.0% 52.2% Operating Income (C&I) 12.9$ 4.6% -$ -$ -$ 158.3$ 4.4% Refer to appendix for public filing information and groupings Note: Figures represent LTM most recent company filings as of 5/12/16

│ Page 17 MYR top performing revenue growth and second in LTM pretax margin Revenue growth includes expansion into new geographic territories, through organic and acquisition growth – see new locations on page 7 Since going public in August 2008, MYR has had no loss quarters, goodwill impairment charges or extraordinary losses Investor Presentation │ May │ ©2016MYRGROUPINC. PEER GROUP PERFORMANCE COMPARISON Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix Source : S&P Capital IQ - NM (Not Meaningful) reflects negative returns and is ignored for comparison purposes 4.1% 3.4% 2.4% NM NM 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% EME MYRG PWR WG MTZ Pretax Margin % (LTM) 10.1% 7.0% - 5.7% - 10.3% - 37.3% -40.0% -30.0% -20.0% -10.0% 0.0% 10.0% 20.0% MYRG EME PWR MTZ WG LTM Revenue Growth % YOY 1.96x 1.96x 1.44x 1.20x 1.15x 0.00 0.50 1.00 1.50 2.00 2.50 EME MTZ MYRG PWR WG Market to Book Value

Source : S&P Capital IQ - NM (Not Meaningful) reflects negative returns and is ignored for comparison purposes │ Page 18 Good, consistent steward of capital MYR continues to be a top performer with respect to return on investment metrics Investor Presentation │ May │ ©2016MYRGROUPINC. THREE - PRONGED STRATEGY HAS RESULTED STRONG FINANCIAL METRICS Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix 13.6% 12.6% 7.0% 5.8% NM 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% EME MYRG PWR MTZ WG 3 - Year Average ROIC 11.0% 10.7% 8.1% 5.7% NM 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% EME MYRG PWR MTZ WG 3 - Year Average ROE 6.4% 6.0% 4.9% 2.1% NM 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% MYRG PWR EME MTZ WG 3 - Year Average ROA

│ Page 19 Investor Presentation │ May │ ©2016MYRGROUPINC. DELIVERING STRONG RETURNS Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix • MYR closed on its 144A private placement in December 2007; approximately 17.8 million shares of stock were sold at $ 13.00/share to qualified institutional buyers. MYR traded on FBR’s 144A portal from that date until it went public on August 12, 2008. The trading volume in the first month of going public was approximately 5.2 million shares and the closing prices ranged from $14.50/share to $16.60/share. MYRG - CAGR 7.14% EME - CAGR 7.49% PWR - CAGR (2.20%) MTZ - CAGR 8.96% WG - CAGR (26.46%) -100.0% -50.0% 0.0% 50.0% 100.0% 150.0% 200.0% 250.0% 300.0% 350.0% Dividend Adjusted Stock Return (12/26/07 - 05/18/16) MYRG Div. Adj Return EME Div. Adj Return PWR Div. Adj. Return MTZ Div. Adj. Return WG Div. Adj. Return Dividend Adjusted Stock Return Stock Price as of: MYRG EME PWR MTZ WG 12/26/2007 13.00$ 24.88$ 27.02$ 10.48$ 39.79$ 5/18/2016 23.21$ 45.66$ 22.42$ 21.55$ 3.01$ Dividend Adjusted Stock Return 78.5% 83.5% -17.0% 105.6% -92.4%

• Solid execution of corporate strategy has solidified MYR Group’s position as a market leader in large transmission line construction Proven Strategy Execution • Executive Management average 31+ years of industry experience Experienced Management • Regulatory environment supports growth and numerous market analysts expect escalated spending through year 2020 Positive Industry Outlook • Opportunities for organic, vertical, horizontal and geographic growth Favorable Growth Prospects • Strong equity base provides capacity to add leverage for additional potential acquisitions, organic growth and share repurchases Strong Financial Position • Centralization allows for greater efficiency and leverage of company resources Centralized Fleet and Corporate Operations │ Page 20 Investor Presentation │ May │ ©2016MYRGROUPINC. INVESTMENT OUTLOOK Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

Appendix │ Page 21 Investor Presentation │ May │ ©2016MYRGROUPINC. Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

│ Page 22 Investor Presentation │ May │ ©2016MYRGROUPINC. CORPORATE GOVERNANCE OVERVIEW EXPERIENCED BOARD WITH INDEPENDENT OVERSIGHT STRONG CORPORATE GOVERNANCE PRACTICES ▪ 10 of 11 Directors are independent ▪ 7 of 11 Directors have significant energy / utility experience ▪ Robust lead independent Director role ▪ Audit, Compensation and Nominating / Governance committees comprised solely of independent directors ▪ 4 New independent Directors added to the Board in last five years - Including 2 new Directors added in 2016 ▪ Separate executive sessions of Independent Directors ▪ Annual Board evaluations ACCOUNTABILITY & RESPONSIVENESS ▪ h ▪ Board adopted majority voting in December of 2015 based on input from shareholders ▪ Proactive investor relations outreach to ensure active, ongoing engagement Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix ▪ Majority voting standard for Directors in uncontested elections ▪ No shareholder rights plan in place ▪ Effective executive compensation best practices ▪ Majority of CEO Compensation is performance based

EXPERIENCED MANAGEMENT TEAM Experienced management team that averages more than 21 years with MYR Group and approximately 31 years in our industry Strong corporate culture focused on customer service and safety Invested in management team for the successful execution of large, multi - year projects │ Page 23 Investor Presentation │ May │ ©2016MYRGROUPINC. Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix Name Job Title Years With MYR Years Industry Experience William A. Koertner President and Chief Executive Officer 17 37 Betty R. Johnson Senior VP, Chief Financial Officer and Treasurer 16 27 Richard S. Swartz Senior VP and Chief Operating Officer 33 33 Gerald B. Engen, Jr. Senior VP, Chief Legal Officer and Secretary 15 32 Tod M. Cooper Senior VP 25 27

MYR GROUP SERVICES Transmission Wind Farms Distribution Traffic Signalization Telecommunications Substation Solar Installations Industrial Storm Restoration EPC Commercial Smart Grid │ Page 24 Investor Presentation │ May │ ©2016MYRGROUPINC. Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

MYR GROUP CUSTOMER SAMPLE │ Page 25 Investor Presentation │ May │ ©2016MYRGROUPINC. Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

$31 $24 $10 $43 $16 $14 $31 $41 $15 $13 $8 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Millions Storm Revenue Storm Revenue Average $22.4MM EMERGENCY RESPONSE REVENUE 2005 – Katrina 2008 – Gustav 2008 – Ike 2011 – Irene 2011 – NE Snowstorm 2012 - Sandy │ Page 26 Investor Presentation │ May │ ©2016MYRGROUPINC. Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix Record revenues in 2015 despite minimal storm revenues

EBITDA RECONCILIATION │ Page 27 Investor Presentation │ May │ ©2016MYRGROUPINC. Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix ($ In Millions, Except Per Share Amounts)* FY LTM 2010 2011 2012 2013 2014 2015 3/31/2016 3/31/2015 Net Income 16.1$ 18.3$ 34.3$ 34.8$ 36.5$ 27.3$ 22.1$ 37.4$ Interest Expense, net 1.0 0.5 0.8 0.7 0.6 0.7 0.7$ 0.6 Provision for Income Taxes 9.3 10.8 20.4 20.1 21.4 17.0 14.1$ 21.9 Depreciation and Amortization 16.3 19.5 25.2 29.2 33.5 38.0 39.0$ 34.4 EBITDA 42.7$ 49.1$ 80.7$ 84.8$ 92.0$ 83.0$ 75.9$ 94.3$ Diluted Weighted Average Shares Outstanding 20.8 21.0 21.2 21.4 21.5 21.0 20.7 21.3 EBITDA per Diluted Share 2.05$ 2.34$ 3.80$ 3.96$ 4.29$ 3.95$ 3.67$ 4.42$ Revenue 597.1$ 780.4$ 999.0$ 902.7$ 944.0$ 1,061.7$ 1,071.2$ 972.5$ EBITDA is a non-GAAP financial measure that is defined as Earnings Before Income Taxes, Depreciation and Amortization. EBITDA Margin 7.15% 6.29% 8.08% 9.39% 9.75% 7.82% 7.08% 9.69% Note: LTM diluted weighted average shares outstanding were determined by adding the average shares reported for the last four quarters and dividing by four.

FINANCIAL RATIO DEFINITIONS │ Page 28 S&P Capital IQ Disclaimer of Liability Notice . This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice. Investor Presentation │ May │ ©2016MYRGROUPINC. Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix LTM Diluted EPS + LTM Interest expense (income), net, per diluted share + LTM Provision for income taxes per diluted share + LTM Depreciation and amortization per diluted share = LTM EBITDA per Diluted Share EBITDA (Earnings before Interest, Taxes, Depreciation, & Amortization) ÷ Revenue = EBITDA Margin LTM EBT (Earnings before Taxes excluding Discontinued Ops.) ÷ LTM Revenue = Pretax Margin % LTM (LTM Revenue Current / LTM Revenue Prior) - 1 = LTM Revenue Growth % YOY Cash used in purchasing property and equipment (5 years) ÷ Revenue (5 years) = 5-Year CAPEX Investment % of Revenue EBIT (Earnings Before Interest, Taxes) * (1-Effective Tax Rate) ÷ [Book Value (Total Stockholders Equity) + Net Debt] @ beginning of LTM = Return on Invested Capital LTM Net Income (including discontinued operations & minority interests) ÷ Total Stockholders Equity @ beginning of LTM = Return on Equity LTM Net Income (including discontinued operations & minority interests) ÷ Total Assets @ beginning of LTM = Return on Assets Market Capitalization (S&P Capital IQ as of 05/10/16) ÷ Book Value (total stockholders' equity) = Market to Book Value Net cash flow from operating activities - Cash used in purchasing property and equipment = Free Cash Flow (Stockholders Equity - Goodwill - Intangibles) ÷ Weighted Average Diluted Shares Outstanding (QTR) = Tangible Book Value per Diluted Share

PEER GROUP SEGMENT INFORMATION EXHIBIT │ Page 29 Investor Presentation │ May │ ©2016MYRGROUPINC. NOTE: Presentation groupings were created for comparison purpose of similar market segments. However, all companies do not classify their markets consistently. Please reference the following appendix pages for market segment details from the respective public company’s most recent public filings. Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix Public Filing Segment Description Presentation Groupings MYR Group General Corporate All Other Segments Transmission and Distribution (T&D) Electric T&D Commercial and Industrial (C&I) C&I EMCOR United Kingdom Building Services C&I United States Electrical Construction and Facilities Services C&I Less Intersegment Revenues All Other Segments United States Mechanical Construction and Facilities Services All Other Segments United States Building Services C&I United States Industrial Services All Other Segments MasTec Other All Other Segments Communications All Other Segments Oil and Gas All Other Segments Electrical Transmission Electric T&D Power Generation and Industrial All Other Segments Eliminations All Other Segments Quanta Fiber Optic Licensing and Other All Other Segments Electric Power Infrastructure Electric T&D Oil and Gas Infrastructure All Other Segments Willbros Utility T&D Electric T&D Eliminations All Other Segments Oil & Gas All Other Segments Canada All Other Segments Professional Services All Other Segments

Company Overview | Strategy | Market Overview | Financial Performance | Investment Outlook | **Appendix**

PEER GROUP SEGMENT DESCRIPTIONS

The following excerpts are descriptions of market segments taken from the most recent company filings containing detailed market segment information:

MYR GROUP

8. Segment Information

MYR Group is a specialty contractor serving the electrical infrastructure market in the United States and parts of Canada. The Company has two reporting segments, each a separate operating segment, which are referred to as T&D and C&I.

Transmission and Distribution: The T&D segment provides a broad range of services on electric transmission and distribution networks and substation facilities, which include design, engineering, procurement, construction, upgrade, and maintenance and repair services, with a particular focus on construction, maintenance and repair. T&D services include the construction and maintenance of high voltage transmission lines, substations and lower voltage underground and overhead distribution systems. The T&D segment also provides emergency restoration services in response to hurricane, ice or other storm- related damage. T&D customers include investor- owned utilities, cooperatives, private developers, government- funded utilities, independent power producers, independent transmission companies, industrial facility owners and other contractors.

Commercial and Industrial: The C&I segment provides services such as the design, installation, maintenance and repair of commercial and industrial wiring, installation of traffic networks and the installation of bridge, roadway and tunnel lighting. Typical C&I contracts cover electrical contracting services for airports, hospitals, data centers, hotels, stadiums, convention centers, manufacturing plants, processing facilities, waste- water treatment facilities, mining facilities and transportation control and management systems. C&I segment services are generally performed in the western and northeastern United States. (Form 10-Q, filed 05/04/2016)

Quanta

1. BUSINESS AND ORGANIZATION

Quanta Services, Inc. (Quanta) is a leading provider of specialty contracting services, offering infrastructure solutions primarily to the electric power and oil and gas industries in the United States, Canada and Australia and select other international markets. Quanta reports its results under two reportable segments: (1) Electric Power Infrastructure Services and (2) Oil and Gas Infrastructure Services.

Electric Power Infrastructure Services Segment

The Electric Power Infrastructure Services segment provides comprehensive network solutions to customers in the electric power industry. Services performed by the Electric Power Infrastructure Services segment generally include the design, installation, upgrade, repair and maintenance of electric power transmission and distribution infrastructure and substation facilities along with other engineering and technical services. This segment also provides emergency restoration services, including the repair of infrastructure damaged by inclement weather, the energized installation, maintenance and upgrade of electric power infrastructure utilizing unique bare hand and hot stick methods and Quanta's proprietary robotic arm technologies, and the installation of "smart grid" technologies on electric power networks. In addition, this segment designs, installs and maintains renewable energy generation facilities, consisting of solar, wind and certain types of natural gas generation facilities, and related switchyards and transmission infrastructure to transport power to demand centers. To a lesser extent, this segment provides services such as the construction of electric power generation facilities, the design, installation, maintenance and repair of commercial and industrial wiring, installation of traffic networks, the installation of cable and control systems for light rail lines and limited ancillary telecommunication infrastructure services.

Oil and Gas Infrastructure Services

Segment The Oil and Gas Infrastructure Services segment provides comprehensive network solutions to customers involved in the development and transportation of natural gas, oil and other pipeline products. Services performed by the Oil and Gas Infrastructure Services segment generally include the design, installation, repair and maintenance of pipeline transmission and distribution systems, gathering systems, production systems and compressor and pump stations, as well as related trenching, directional boring and automatic welding services. In addition, this segment's services include pipeline protection, integrity testing, rehabilitation and replacement and fabrication of pipeline support systems and related structures and facilities. Quanta also serves the offshore and inland water energy markets, primarily providing services to oil and gas exploration platforms, including mechanical installation (or "hook- ups"), electrical and instrumentation, pre- commissioning and commissioning, coatings, fabrication, pipeline construction, integrity services and marine asset repair. To a lesser extent, this segment designs, installs and maintains fueling systems, as well as water and sewer infrastructure. (Form 10-Q, filed 05/10/2016)

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Company Overview | Strategy | Market Overview | Financial Performance | Investment Outlook | Appendix

PEER GROUP SEGMENT DESCRIPTIONS

Willbros
Business Segments

Willbros has three operating segments: Oil & Gas, Utility T&D and Canada. Our segments are comprised of strategic businesses that are defined by the industries or geographic regions they serve.

Oil & Gas
Our Oil & Gas segment provides construction, maintenance and lifecycle extension services to the midstream markets. These services include pipeline construction to support the transportation and storage of hydrocarbons, including gathering, lateral and main- line pipeline systems, as well as, facilities construction such as pump stations, flow stations, gas compressor stations and metering stations. In addition, the Oil & Gas segment provides integrity construction, pipeline systems maintenance, and tank services to a number of different customers.

Utility T&D
Our Utility T&D segment provides a wide range of services in electric and natural gas transmission and distribution, including comprehensive engineering, procurement, maintenance and construction, repair and restoration of utility infrastructure.

Canada
Our Canada segment provides construction, maintenance and fabrication services, including integrity and supporting civil work, general mechanical and facility construction, API storage tanks, general and modular fabrication, along with electrical and instrumentation projects serving the Canadian energy industry. (Form 10-Q, filed 05/03/16)

MasTec
Segment Discussion

MasTec manages its operations under five operating segments, which represent MasTec's five reportable segments: (1) Communications; (2) Oil and Gas; (3) Electrical Transmission; (4) Power Generation and Industrial and (5) Other. This structure is generally focused on broad end- user markets for MasTec's labor- based construction services. All five reportable segments derive their revenue from the engineering, installation and maintenance of infrastructure, primarily in North America.

The Communications segment performs engineering, construction and maintenance of communications infrastructure primarily related to wireless and wireline/fiber communications and install- to- the- home customers, and, to a lesser extent, distribution infrastructure for electrical utilities, among others. MasTec performs engineering, construction and maintenance services on oil and natural gas pipelines and processing facilities for the energy and utilities industries through its Oil and Gas segment. The Electrical Transmission segment primarily serves the energy and utility industries through the engineering, construction and maintenance of electrical transmission lines and substations. The Power Generation and Industrial segment primarily serves energy, utility and other end- markets through the installation and construction of conventional and renewable power facilities, related electrical transmission infrastructure, ethanol/biofuel facilities and various types of industrial infrastructure. The Other segment includes a proportionately consolidated non- controlled Canadian joint venture, equity method investments and other small business units that perform construction and other services in a variety of international end- markets. (Form 10-Q, filed 05/05/2016)

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Company Overview | Strategy | Market Overview | Financial Performance | Investment Outlook | Appendix

PEER GROUP SEGMENT DESCRIPTIONS

EMECOR
NOTE 13 Segment Information

We have the following reportable segments which provide services associated with the design, integration, installation, start- up, operation and maintenance of various systems: (a) United States electrical construction and facilities services (involving systems for electrical power transmission and distribution; premises electrical and lighting systems; low- voltage systems, such as fire alarm, security and process control; voice and data communication; roadway and transit lighting; and fiber optic lines); (b) United States mechanical construction and facilities services (involving systems for heating, ventilation, air conditioning, refrigeration and clean- room process ventilation; fire protection; plumbing, process and high purity piping; controls and filtration; water and wastewater treatment; central plant heating and cooling; cranes and rigging; millwrighting; and steel fabrication, erection and welding); (c) United States building services; (d) United States industrial services; and (e) United Kingdom building services. The "United States building services" and "United Kingdom building services" segments principally consist of those operations which provide a portfolio of services needed to support the operation and maintenance of our customers' facilities, including commercial and government site- based operations and maintenance; facility maintenance and services, including reception, security and catering services; outage services to utilities and industrial plants; military base operations support services; mobile maintenance and services; floor care and janitorial services; landscaping, lot sweeping and snow removal; facilities management; vendor management; call center services; installation and support for building systems; program development, management and maintenance for energy systems; technical consulting and diagnostic services; infrastructure and building projects for federal, state and local governmental agencies and bodies; and small modification and retrofit projects, which services are not generally related to customers' construction programs. The segment "United States industrial services" principally consists of those operations which provide industrial maintenance and services, mainly for refineries and petrochemical plants, including on- site repairs, maintenance and service of heat exchangers, towers, vessels and piping; design, manufacturing, repair and hydro blast cleaning of shell and tube heat exchangers and related equipment; refinery turnaround planning and engineering services; specialty welding services; overhaul and maintenance of critical process units in refineries and petrochemical plants; and specialty technical services for refineries and petrochemical plants.
(Form 10-Q, filed 04/28/2016)

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